                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   Form 8-A


               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934


                           Switchboard Incorporated
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            (Exact name of registrant as specified in its charter)


Delaware                                              04-3321134
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(state of incorporation                               (IRS Employer
or organization)                                    Identification No.)

                     115 Flanders Road, Westboro, MA 01581
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(Address of principal executive offices)                  (Zip Code)

If this form relates to the registration  If this form relates to the
of a class of  securities pursuant to     registration of a class of securities
Section 12(b) of the Exchange Act and     pursuant to Section 12(g) of the
is effective pursuant to General          Exchange Act and is effective pursuant
Instruction A.(c), please check the       to General Instruction A.(d),please
following box. [ ]                        check the following box. [x]

Securities Act registration statement file number to which this form relates:
333-90013
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(If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

          Title of Each Class                 Name of Each Exchange on Which
          to be so Registered                 Each Class is to be Registered
          -------------------                 ------------------------------

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Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, $.01 par value per share
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                               (Title of Class)

Item 1:  Description of Registrant's Securities to be Registered.
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         The description under the heading "Description of Capital Stock" relating to the Registrant's Common Stock, $.01 par value per share, in the Prospectus included in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the "Registration Statement on Form S-1") (File No. 333-90013) is incorporated herein by reference.


Item 2:  Exhibits.
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         The following exhibits are filed herewith (or incorporated by reference as indicated below):

         1. Certificate of Incorporation of the Registrant, as amended, incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1.

         2. Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1.

         3. Amended and Restated Bylaws of the Registrant, incorporated by reference to Exhibit 3.3 to the Company's Registration Statement on Form S-1.

                                   SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                         Switchboard Incorporated


                                         By: /s/ John P. Jewett
                                             ------------------------------
                                             John P. Jewett
                                             Chief Financial Officer

January 12, 2000